Stockholders' Equity	12 Months Ended
Dec. 31, 2013
Equity [Abstract]
Stockholders' Equity

Note 19 Stockholders’ Equity

Dividends

The following table shows our total cash dividends paid in the three years ended December 31:

	Total Cash Dividends Paid	Total Cash Dividends Paid Per Common Share
2011	$87.4	$0.52
2012	100.9	0.52
2013	102.0	0.52

Total	$290.3

On February 18, 2014, our Board of Directors declared a quarterly cash dividend of $0.13 per common share payable on March 21, 2014 to stockholders of record at the close of business on March 7, 2014. The estimated amount of this dividend payment is $26 million based on 196 million shares of our common stock issued and outstanding as of January 31, 2014.

The dividend payments discussed above are recorded as reductions to cash and cash equivalents and retained earnings on our consolidated balance sheets. Our credit facility and our notes contain covenants that restrict our ability to declare or pay dividends. However, we do not believe these covenants are likely to materially limit the future payment of quarterly cash dividends on our common stock. From time to time, we may consider other means of returning value to our stockholders based on our consolidated financial condition and results of operations. There is no guarantee that our Board of Directors will declare any further dividends.

Common Stock

The following is a summary of changes during the three years ended December 31, 2013 in shares of our common stock:

	2013	2012	2011
Changes in common stock:
Number of shares, beginning of year	204,660,621	202,528,616	169,272,636
Shares issued as part of the consideration for the Diversey acquisition	—	—	31,699,946
Shares awarded for 2009 Two-Year PSU awards	—	—	1,114,139
Shares awarded for 2009 Three-Year PSU awards	—	1,155,018	—
Shares awarded for 2010 Three-year PSU awards	472,865
Restricted stock shares issued for new awards under the 2005 Contingent Stock Plan	398,230	703,620	308,650
Shares granted and issued under the Directors Stock Plan	25,993	37,824	18,630
Restricted stock shares issued for SLO awards	51,321	135,343	24,515
Shares issued for vested restricted stock units	98,550	100,200	90,100

Number of shares issued, end of year	205,707,580	204,660,621	202,528,616

Changes in common stock in treasury:
Number of shares held, beginning of year	10,102,952	10,466,431	9,967,129
Purchase of shares during the period	—	—	—
Profit sharing contribution partially paid in stock	(857,754)	(930,089)	—
Restricted stock, withheld or forfeited	263,710	566,610	499,302

Number of shares held, end of year	9,508,908	10,102,952	10,466,431

Stock Appreciation Rights (“SARs”)

In connection with the acquisition of Diversey, Sealed Air exchanged Diversey’s cash-settled stock appreciation rights and stock options that were unvested as of May 31, 2011 and unexercised at October 3, 2011 into cash-settled stock appreciation rights based on Sealed Air common stock. At December 31, 2013, the weighted average remaining vesting life of outstanding SARs was less than one year.

Since these SARs are settled in cash, the amount of the related future expense will fluctuate based on the forfeiture activity and the changes in the assumptions used in a Black-Scholes valuation model which include Sealed Air’s stock price, risk-free interest rates, expected volatility and a dividend yield. In addition, once vested, the related expense will continue to fluctuate due to the changes in the assumptions used in the Black-Scholes valuation model for any SARs that are not exercised until their respective expiration dates, the last of which is currently in March 2021.

We recognized SARs expense of $38 million in the year ended December 31, 2013 related to SARs that were granted to Diversey employees who remained employees as of December 31, 2013. We recognized SARs expense of $18 million in the year ended December 31, 2012 related to SARs that were granted to Diversey employees who remained employees as of December 31, 2012. Cash payments due to the exercise of these SARs were $46 million in the year ended December 31, 2013 and $24 million in the year ended December 31, 2012. As of December 31, 2013, the remaining liability for these SARs was $34 million and is included in other current ($21 million) and non-current liabilities ($13 million) on our consolidated balance sheet.

In addition to the amounts discussed above, was the recognition of restructuring expense of $1 million in the year ended December 31, 2013 and $9 million in the year ended December 31, 2012 for SARs that were part of the termination and benefit costs for Diversey employees under the Integration & Optimization Program. This expense was included in restructuring and other charges on our consolidated statements of operations. Cash payments upon the exercise of these SARs were $2 million in the year ended December 31, 2013 and $19 million in the year ended December 31, 2012. The remaining liability for SARs included in the restructuring program was less than $1 million as of December 31, 2013.

2005 Contingent Stock Plan

The 2005 Contingent Stock Plan is our sole long-term equity compensation program for officers and employees. The 2005 Contingent Stock Plan provides for awards of equity-based compensation, including restricted stock, restricted stock units, performance share units and cash awards measured by share price, to our executive officers and other key employees, as well as U.S.-based key consultants. During the three years ended December 31, 2013, under the 2005 Contingent Stock Plan, we granted restricted stock, restricted stock units and cash awards, in addition to the SLO and PSU awards described below. An employee or consultant selected by the Organization and Compensation Committee of our Board of Directors to receive an award may accept the award during the period specified by us, provided the participant’s relationship to us has not changed.

Awards made under the 2005 Contingent Stock Plan are restricted as to disposition by the holders for a period of at least three years after award, except for SLO and PSU awards, which are described below. In the event of termination of employment of a participant before lapse of the restriction, the awards under the 2005 Contingent Stock Plan are forfeited on the date of termination unless (i) the termination results from the participant’s death or permanent and total disability, or (ii) the Compensation Committee affirmatively determines not to seek forfeiture of the award in whole or in part. The forfeiture provision of the 2005 Contingent Stock Plan expires upon vesting of the awards, except that these provisions of the 2005 Contingent Stock Plan lapse sooner upon certain terminations of employment following a change in control.

For both restricted stock awards and units, we record compensation expense in selling, general and administrative expenses on the consolidated statements of operations with a corresponding credit to additional paid-in capital within stockholders’ equity based on the fair value of our common stock at the award grant date. For cash awards, we record a liability that is reflected in other liabilities on the consolidated balance sheets and record compensation expense based on the fair value of the award at the end of each reporting period. The amount of the liability for cash awards is remeasured at each reporting period based on the then current stock price and the effects of the stock price changes are recognized as compensation expense. At December 31, 2013, the liability related to cash awards was $2.6 million.

Under our executive compensation program, we have the ability to grant to our executive officers and a small number of other key executives (1) stock leverage opportunity awards, known as SLO awards, as part of our annual incentive plan and (2) annual performance share unit awards, known as PSU awards, as part of our long term incentive program. Our executive officers and other key executives may also receive awards of restricted stock or restricted stock units from time to time.

The following tables show the details of the non-vested awards under the 2005 Contingent Stock Plan, excluding SLO and PSU awards:

Non-vested Restricted Stock Shares Awards	2013	Weighted-Average per Share Market Value on Grant Date
Number of non-vested restricted stock shares, beginning of year	1,386,830	$20.08
Restricted stock shares issued for new awards during the year	398,230	27.12
Restricted stock shares vested during the year	(347,610)	21.97
Restricted stock shares forfeited during the year	(40,100)	21.43

Number of non-vested restricted stock shares, end of year	1,397,350	$21.76

The non-vested restricted stock shares included above had a weighted-average remaining contractual life of approximately 1.6 years at December 31, 2013.

Non-vested Restricted Stock Units Awards	2013	Weighted-Average per Share Market Value on Grant Date
Number of non-vested restricted stock units, beginning of year	420,800	$20.23
Restricted stock units issued for new awards during the year	187,595	27.94
Restricted stock units vested during the year	(98,550)	23.48
Restricted stock units forfeited during the year	(3,500)	18.17

Number of non-vested restricted stock units, end of year	506,345	$22.92

The non-vested restricted stock units included above had a weighted-average remaining contractual life of approximately 1.7 years at December 31, 2013.

Non-vested Cash Awards	2013
Number of non-vested cash awards, beginning of year	131,680
Cash awards issued for new awards during the year	58,348
Cash awards vested during the year	(13,950)
Cash awards forfeited during the year	(5,230)

Number of non-vested cash awards, end of year	170,848

The non-vested cash awards included above had a weighted-average remaining contractual life of approximately 1.6 years at December 31, 2013.

The 2005 Contingent Stock Plan permits “minimum” withholding of taxes and other charges that may be required by law to be paid attributable to awards by withholding a portion of the shares attributable to such awards.

A summary of the changes in common shares available for awards under the 2005 Contingent Stock Plan follows:

	2013(1)	2012(1)	2011(1)
Number of shares available, beginning of year	6,426,953	7,909,064	4,997,297
Additional restricted stock shares available due to 2011 amendment to the 2005 Contingent Stock Plan	—	—	4,000,000
Restricted stock shares issued for new awards	(398,230)	(703,620)	(308,650)
Restricted stock units awarded	(187,595)	(191,700)	(133,650)
Restricted stock shares issued for SLO awards	(21,505)	(3,788)	(6,080)
Restricted stock units awarded for SLO awards	(51,033)	(6,795)	(28,516)
Shares issued for 2009 Two-year PSU awards	—	—	(1,114,139)
Shares issued for 2009 Three-year PSU awards	—	(1,155,018)	—
Shares issued for 2010 Three-year PSU awards	(472,865)	—	—
Restricted stock shares forfeited	40,100	41,700	41,400
Restricted stock units forfeited	3,500	12,200	3,500
Shares withheld for taxes	223,610	524,910	457,902

Number of shares available, end of year	5,562,935	6,426,953	7,909,064

Weighted average per share market value of awards on grant date	$27.20	$17.19	$24.93

(1)	The SLO and PSU awards are discussed below.

Directors Stock Plan

Non-cash compensation included on the consolidated statements of stockholders’ equity includes expense associated with shares issued to non-employee directors in the form of awards under our 2002 Stock Plan for Non-Employee Directors, which our stockholders approved at the 2002 annual meeting. In May 2011, our stockholders approved an amendment to the 2002 Directors Stock Plan increasing the number of shares of common stock reserved for issuance under the plan by 0.2 million shares to a total of 0.4 million shares.

The 2002 Directors Stock Plan provides for annual grants of shares to non-employee directors, and interim grants of shares to eligible directors elected at times other than at an annual meeting, as all or part of the annual or interim retainer fees for non-employee directors. During 2002, we adopted a plan that permits non-employee directors to elect to defer all or part of their annual retainer until the non-employee director retires from the Board of Directors. The non-employee director can elect to defer the portion of the annual retainer payable in shares of stock. If a non-employee director makes this election, the non-employee director may also elect to defer the portion, if any, of the annual retainer payable in cash. Cash dividends on deferred shares are credited to the non-employee director’s deferred cash account on the applicable dividend payment date. We record the excess of fair value over the price at which shares are issued under this plan in selling, general and administrative expenses on the consolidated statements of operations, and this expense was $1 million in 2013, $1 million in 2012 and $0.7 million in 2011.

A summary of the changes in shares available for the 2002 Directors Stock Plan follows:

	2013	2012	2011
Number of shares available, beginning of year	161,399	223,156	49,548
Additional shares available due to 2011 amendment to the Directors Stock Plan	—	—	200,000
Shares granted and issued	(25,993)	(37,824)	(18,630)
Shares granted and deferred	(21,642)	(23,933)	(7,762)

Number of shares available, end of year	113,764	161,399	223,156

Weighted average per share market value of stock on grant date	$23.62	$16.26	$25.77

Other Common Stock Issuances

We have historically issued shares of our common stock under our 2005 Contingent Stock Plan to selected U.S.-based consultants as compensation under consulting agreements for research and development projects. We record the cost associated with these issuances on a straight-line basis based on each of the issuances’ vesting schedule. Amortization expense related to these issuances was immaterial in each of the three years ended December 31, 2013.

Share-based Incentive Compensation

We record share-based incentive compensation expense in selling, general and administrative expenses on our consolidated statements of operations with a corresponding credit to additional paid-in capital within stockholders’ equity based on the fair value of the share-based incentive compensation awards at the date of grant. We recognize an expense or credit reflecting the straight-line recognition, net of estimated forfeitures, of the expected cost of the program. For the various PSU awards programs described below, the cumulative amount accrued to date is adjusted up or down to the extent the expected performance against the targets has improved or worsened.

These share-based incentive compensation programs are described in more detail below.

The table below shows our total share-based incentive compensation expense:

	2013	2012	2011
2013 Three-year PSU Awards	$4.4	$—	$—
2013 WVH Incentive Compensation(1)	2.5	—	—
2012 Three-year PSU Awards	2.4	1.9	—
2012 President & COO Four-year Incentive Compensation(2)	0.6	0.2	—
2011 Three-year PSU Awards	(1.2)	1.7	3.0
2010 Three-year PSU Awards	0.1	0.9	6.0
2009 Two-year PSU Awards	—	—	(0.7)
2009 Three-year PSU Awards	—	—	7.4
SLO Awards	2.8	0.7	0.3
Other long-term share-based incentive compensation programs	12.5	11.5	9.0

Total share-based incentive compensation expense(3)	$24.1	$16.9	$25.0

Associated tax benefits recognized	$7.8	$6.2	$9.3

(1)	On February 28, 2013, the Organization and Compensation Committee of our Board of Directors (“O&C Committee”) approved a change in the vesting policy regarding the existing 2011 Three-year PSU awards, and the newly granted 2013 three-year PSU awards, for William V. Hickey, our former Chairman and Chief Executive Officer. The approved change will result in the full vesting of the awards, rather than a pro-rata portion vesting as of the date of his retirement (May 16, 2013). Mr. Hickey’s awards will still be subject to the performance metrics stipulated in the plan documents, and will be paid-out in accordance with the original planned timing. As a result of these approved changes, the expense related to these awards was accelerated and recognized over the applicable service period up until the date of his retirement. We recognized share-based compensation expense related to these awards of $2.5 million in the year ended December 31, 2013.
(2)	The amount includes only the two initial equity awards. See below for further detail.
(3)	The amounts do not include the expense related to our U.S. profit sharing contributions made in the form of our common stock as such these contributions are not considered share-based incentive compensation.

The following table shows the estimated amount of total share-based incentive compensation expense expected to be recognized on a straight-line basis over the remaining respective vesting periods by program at December 31, 2013:

	2014	2015	2016	2017	Total
2013 Three-year PSU Awards	$4.0	$4.0	$—	$—	$8.0
2012 Three-year PSU Awards	1.7	—	—	—	1.7
2012 President & COO Four-year Incentive Compensation	0.4	0.3	0.2	—	0.9
SLO Awards	0.7	—	—	—	0.7
Other long-term share-based incentive compensation programs	12.5	8.0	3.5	0.2	24.2

Total share-based incentive compensation expense (1)	$19.3	$12.3	$3.7	$0.2	$35.5

(1)	The amounts do not include the expense related to our U.S. profit sharing contributions made in the form of our common stock as such these contributions are not considered share-based incentive compensation.

The discussion that follows provides further details of our share-based incentive compensation programs.

PSU Awards

As part of our long term incentive program adopted in 2008, during the first 90 days of each year, the Organization and Compensation Committee of our Board of Directors, or Compensation Committee, has approved PSU awards for our executive officers and other selected key executives, which include for each officer or executive a target number of shares of common stock and performance goals and measures that will determine the percentage of the target award that is earned following the end of the performance period. Following the end of the performance period, participants will also receive a cash payment in the amount of the dividends (without interest) that would have been paid during the performance period on the number of shares that they have earned. As of December 31, 2013, we have accrued $1 million for these dividends in other current liabilities on our consolidated balance sheet.

2013 Three-year PSU Awards

In March 2013, the Compensation Committee approved awards with a three-year performance period beginning January 1, 2013 to December 31, 2015 for the named executives. The Compensation Committee established principal performance goals, which are (1) total shareholder return (TSR) weighted at 35%, and (2) 2015 consolidated adjusted EBITDA margin weighted at 65%.

The targeted number of shares of common stock that can be earned is 536,771 shares for these 2013 PSU awards. The total number of shares to be issued for these awards can range from zero to 200% of the target number of shares depending on the level of achievement of the performance goals and measures.

The expense included in the tables above was calculated using a grant date common stock share price of $18.97 per share for the awards granted on February 14, 2013 ($22.21 for the awards granted on February 28, 2013) for the 2015 consolidated adjusted EBITDA margin (these are considered performance conditions) and the Monte Carlo valuation of $25.19 per share for the awards granted on February 14, 2013 ($34.05 for the awards granted on February 28, 2013) for the TSR goal (this is considered a market condition). The expense calculation is based on management’s estimate as of December 31, 2013 of the level of probable achievement of the performance goals and measures, which was determined to be at the target level, or 100% achievement (348,901 shares, net of forfeitures), for the 2015 consolidated adjusted EBITDA margin goal. The TSR portion of the plan is expensed at 100% (187,870 shares, net of forfeitures) of the grant date fair value as required by U.S. GAAP.

2012 Three-year PSU Awards

In March 2012, the Compensation Committee approved awards with a three-year performance period beginning January 1, 2012 for the named executive officers and for other officers and key executives. The Compensation Committee established principal performance goals, which are (1) three-year average return on invested capital (“ROIC”) weighted at 50%, (2) constant dollar growth of net trade sales weighted at 25% and (3) relative total shareholder return (“TSR”) weighted at 25%. An additional goal is a 2014 safety result of a total recordable incident rate (a workplace safety indicator) (“TRIR”) of 0.90 or better, excluding facilities acquired during the performance period.

The targeted number of shares of common stock that can be earned is 440,582 shares for these 2012 PSU awards (300,427 shares granted on March 27, 2012 and 140,155 shares granted to Jerome A. Peribere on September 1, 2012, as discussed below). The total number of shares to be issued for these awards can range from zero to 200% of the target number of shares depending on the level of achievement of the performance goals and measures, plus or minus 44,058 additional shares at the discretion of the Compensation Committee. These performance goals are outlined in further detail in the Proxy Statement for our 2012 Annual Meeting of Stockholders.

The expense included in the tables above was calculated using a grant date common stock share price of $19.72 per share for the awards granted on March 27, 2012 ($14.27 for the award granted on September 1, 2012) for the three year average ROIC goal and net trade sales goal (these are considered performance conditions) and the Monte Carlo valuation of $23.40 per share for the awards granted on March 27, 2012 ($12.57 for the award granted on September 1, 2012) for the TSR goal (this is considered a market condition). The expense calculation is based on management’s estimate as of December 31, 2013 of the level of probable achievement of the performance goals and measures, which was determined to be below the target level, or 92% achievement (202,668 shares, net of forfeitures), for the ROIC goal and below the threshold for minimum payment, or 0% achievement (0 shares), for the net trade sales growth goal. The TSR portion of the plan is expensed at 100% (110,145 shares, net of forfeitures) of the grant date fair value as required by U.S. GAAP.

2011 Three-year PSU Awards

In March 2011, the Compensation Committee approved awards with a three-year performance period beginning January 1, 2011. The Compensation Committee established principal performance goals, which are (1) three-year cumulative volume growth of net trade sales and (2) three-year average ROIC. These performance goals are outlined in further detail in the Proxy Statement for our 2011 Annual Meeting of Stockholders. The targeted number of shares of common stock that can be earned is 316,030 shares for these 2011 PSU awards. If the threshold level is achieved for either of the two performance goals, then the number of shares earned for each participant can be increased (if the additional goal mentioned below is achieved) or decreased (if the additional goal mentioned below is not achieved) by up to 10% of the target level at the discretion of the Compensation Committee, or an aggregate of 31,603 shares for all participants. The additional goal is a 2013 safety result of a TRIR (a workplace safety indicator) of 1.20 or better, excluding facilities acquired during the performance period.

The total number of shares to be issued for these awards can range from zero to 200% of the target number of shares depending on the level of achievement of the performance goals and measures, plus or minus the 31,603 additional discretionary shares mentioned above.

The expense included in the table above was calculated using a grant date common stock share price of $26.18 per share on March 11, 2011 and is based on management’s estimate as of December 31, 2013 of the level of probable achievement of the performance goals, which was determined to be below the target level, or 84% achievement (132,733 shares, net of forfeitures), for the ROIC goal and below the threshold for minimum payment, or 0% achievement (0 shares), for the volume goal.

2010 Three-year PSU Awards

In February 2013, we issued 472,865 shares of common stock for the 2010 three-year PSU awards. These awards were based on the achievement of the performance goals above the target level, or 116.5% achievement, in the three-year performance period of 2010 through 2012. We concurrently acquired 172,204 of these shares of common stock as withholding from employees to satisfy their minimum tax withholding obligations, as provided for in our 2005 contingent stock plan above.

2009 Three-year PSU Awards

In February 2012, we issued 1,155,018 shares of common stock for the 2009 three-year PSU awards. These awards were based on the achievement of the performance goals at the maximum level, or 200% achievement, in the three-year performance period of 2009 through 2011. We concurrently acquired 414,210 of these shares of common stock as withholding from employees to satisfy their minimum tax withholding obligations, as provided for in our 2005 Contingent Stock Plan. These acquired shares are held in common stock in treasury at a fair market value of $9 million.

2009 Two-year PSU Awards

In February 2011, we issued 1,114,139 shares of common stock for the 2009 two-year PSU awards. These awards were based on the achievement of the performance goals at the maximum level, or 200% achievement, in the two-year performance period of 2009 through 2010. We concurrently acquired 408,751 of these shares of common stock as withholding from employees to satisfy their minimum tax withholding obligations, as provided for in our 2005 contingent stock plan. These acquired shares are held in common stock in treasury at a fair market value on the date acquired of $12 million.

2012 President and Chief Operating Officer (COO) Four-year Incentive Compensation

On September 1, 2012, Jerome A. Peribere started with the Company as President and Chief Operating Officer. Under the terms of his agreement, he was granted equity awards which included the following: (1) initial equity awards under the Company’s 2005 Contingent Stock Plan, which included two awards of performance share units under which he could earn up to 350,000 shares of common stock based on the Company’s performance, (2) restricted stock under the Company’s 2005 Contingent Stock Plan of which 50,000 shares were issued on his start date and 25,000 shares were issued on September 1, 2013 his first anniversary of his start date and (3) an award under the Company’s 2012 Three-year PSU Award with a target award of 140,155 units. The awards are described in further detail in Mr. Peribere’s employment agreement filed with the SEC as an exhibit with the Company’s Current Report on Form 8-K dated August 27, 2012.

For the awards (excluding the portions of the PSU awards related to the TSR goal) that are discussed above, the estimated amount of future share-based incentive compensation expense will fluctuate based on: (1) the expected level of achievement of the respective goals and measures considered probable in future quarters, which impacts the number of shares that could be issued; and (2) the future price of our common stock, which impacts the expense related to additional discretionary shares. Since the TSR metric is considered a market condition, the portion of the compensation expense related to the TSR metric will be recognized regardless of whether the market condition is satisfied provided that the requisite service has been provided.

Stock Leverage Opportunity Awards

Before the start of each performance year, each of our executive officers and other selected key executives is eligible to elect to receive all or a portion of his or her annual cash bonus for that year, in increments of 25% of the annual bonus, as an award of restricted stock or restricted stock units under the 2005 contingent stock plan in lieu of cash. The portion provided as an equity award may be given a premium to be determined by the Compensation Committee each year and will be rounded up to the nearest whole share. The stock price used in the calculation of the number of shares will be the closing sale price of our common stock on the New York Stock Exchange on the first trading day of the performance year. The award will be granted following the end of the performance year and after determination by the Compensation Committee of the amount of the annual bonus award for each executive officer and other selected key executive who has elected to take all or a portion of his or her annual bonus as an equity award, but no later than the March 15 following the end of the performance year.

The equity award will be made in the form of an award of restricted stock or restricted stock units that will vest on the second anniversary of the grant date or earlier in the event of death, disability or retirement from employment with us, and the shares subject to the award will not be transferable by the recipient until the later of vesting or the second anniversary of the grant date. If the recipient ceases to be employed by us before vesting, then the shares will be forfeited, except for certain circumstances following a change in control. The award will be made in the form of restricted stock unless the award would be taxable to the recipient before the shares become transferable by the recipient, in which case the award will be made in the form of restricted stock units. Recipients who hold SLO awards in the form of restricted stock receive dividends. Recipients who hold SLO awards in the form of restricted stock units receive a cash payment in the amount of the dividends (without interest) on the shares they have earned at about the same time that shares are issued to them following the period of restriction. As of December 31, 2013, we have accrued for these dividends in other current liabilities on our consolidated balance sheet and the amount was immaterial.

The Compensation Committee set the SLO award premium at 25% for the years ending December 31, 2013 and 2012. The 2013 SLO target awards comprise an aggregate of 103,437 restricted stock shares and restricted stock units as of December 31, 2013. The 2012 SLO awards that were issued on March 13, 2013 comprised an aggregate of 72,538 restricted stock shares and restricted stock units.

We record compensation expense for these awards in selling, general and administrative expenses on the consolidated statements of operations with a corresponding credit to additional paid-in capital within stockholders’ equity, based on the fair value of the awards at the end of each reporting period, which reflects the effects of stock price changes.

For the years ended December 31, 2013, 2012 and 2011, compensation expense related to the SLO awards was recognized based on the extent to which the performance goals and measures for our 2013, 2012 and 2011 annual cash bonuses were considered probable of achievement at each respective year end. The expense is recognized over a fifteen month period on a straight-line basis since a majority of the awards will vest at grant date, which will be no later than March 15, 2014, 2013 and 2012, respectively, due to the retirement eligibility provision.